Exhibit 10.19

Execution Version

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Agent pursuant to this Agreement in any ABL Collateral and the exercise of any right or remedy by the Agent with respect to any ABL Collateral hereunder are subject to the provisions of the Junior Lien Intercreditor Agreement, dated as of April 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Lien Intercreditor Agreement”), among FTS INTERNATIONAL SERVICES, LLC, a Texas limited liability company, FTS International, Inc., a Delaware corporation, the other GRANTORS from time to time party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Facility Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Collateral Agent, U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent and certain other persons party or that may become party thereto from time to time.  In the event of any conflict between the terms of the Junior Lien Intercreditor Agreement and this Agreement, the terms of the Junior Lien Intercreditor Agreement shall govern and control

GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of April 16, 2014, among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Term Loan Agreement”) by and among FTS INTERNATIONAL, INC., a Delaware corporation (the “Borrower”) the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Agent has agreed to act as agent for the benefit of the Secured Parties  in connection with the transactions contemplated by the Term Loan Agreement and this Agreement;

WHEREAS, in order to induce the Lenders to enter into the Term Loan Agreement, the other Loan Documents, and to make financial accommodations to the Borrower as provided for in the Term Loan Agreement and the other Loan Documents, (a) each Grantor (other than the Borrower) has agreed to guaranty the Guarantied Obligations, and (b) each Grantor has agreed to grant to Agent, for the benefit of the Secured Parties, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations (as defined below); and

WHEREAS, each Grantor (other than the Borrower) is a Subsidiary of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Lenders.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Definitions; Construction.

(a)                                 All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Term Loan Agreement.  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Term Loan Agreement; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i)                                     “Account Collateral” has the meaning specified therefor in Section 3(c).

(ii)                                  “Activation Instruction” has the meaning specified therefor in Section 7(k).

(iii)                               “Agent” has the meaning specified therefor in the preamble to this Agreement.

(iv)                              “Agent’s Lien” means the Liens granted by the Borrower or its Subsidiaries to Agent under the Loan Documents and securing the Obligations.

(v)                                 “Agreement” has the meaning specified therefor in the preamble to this Agreement.

(vi)                              “Authorized Collateral Agent” has the meaning specified therefor in the Pari Passu Intercreditor Agreement.

(vii)                           “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(viii)                        “Borrower” has the meaning specified therefor in the recitals to this Agreement.

(ix)                              “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(x)                                 “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(xi)                              “Collateral” has the meaning specified therefor in Section 3.

(xii)                           “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1.

(xiii)                        “Controlled Account” has the meaning specified therefor in Section 7(k).

(xiv)                       “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.

(xv)                          “Controlled Account Bank” has the meaning specified therefor in Section 7(k).

(xvi)                       “Discharge of ABL Obligations” has the meaning given to such term in the Junior Lien Intercreditor Agreement.

(xvii)                    “Excluded Assets” has the meaning specified therefor in Section 3 hereof.

(xviii)                 “Foreclosed Grantor” has the meaning specified therefor in Section 2(i)(iii).

(xix)                       “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, software, contract rights, rights to payment, rights under Hedging Agreements (including the right to receive payment on account of the termination (voluntarily or involuntarily) of such Hedging Agreements), rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code.

(xx)                          “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(xxi)                       “Guarantied Obligations” means all of the Obligations now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees (including the fees provided for in the Fee Letter), expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding).  Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by the Borrower to Agent or any other Secured Party, but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving a Borrower or any Guarantor.

(xxii)                    “Guarantor” means each Grantor other than a Borrower.

(xxiii)                 “Guaranty” means the guaranty set forth in Section 2 hereof.

(xxiv)                “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(xxv)                   “Intellectual Property” means any and all Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(xxvi)                “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (A) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (x) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (y) the license agreements listed on Schedule 3, and (z) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Secured Parties’ rights under the Loan Documents.

(xxvii)             “Intercreditor Agreements” has the meaning specified therefor in Section 8.

(xxviii)          “Inventory” means inventory (as that term is defined in the Code).

(xxix)                “Inventory Collateral” has the meaning specified therefor in Section 3(a).

(xxx)                   “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(xxxi)

(xxxii)             “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.

(xxxiii)          “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xxxiv)         “Notes Collateral” has the meaning specified therefor in the Junior Lien Intercreditor Agreement.

(xxxv)            “Notes Collateral Agent” means U.S. Bank, National Association, as collateral agent under the Notes Security Agreement.

(xxxvi)         “Notes Security Agreement” has the meaning specified therefor in the Junior Lien Intercreditor Agreement.

(xxxvii)      “Pledged Collateral” means all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(xxxviii)   “Pledged Companies” means each Person listed on Schedule 5 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date (in each case, to the extent not constituting Excluded Assets).

(xxxix)         “Pledged Interests” means each Grantor’s right, title and interest in and to the Equity Interests of the Pledged Companies as follows: 100% of the Equity Interests of all Domestic Subsidiaries of such Grantor other than Domestic Subsidiaries that are Foreign Subsidiary Holdcos, and 65% of the voting Equity Interests and 100% of the non-voting Equity Interests, if any, of all First-Tier Foreign Subsidiaries and all Foreign Subsidiary Holdcos owned by such Grantor, in each case, whether now owned or hereafter acquired by such Grantor, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing (in each case, to the extent not constituting Excluded Assets) ; provided, however, that, in no event will the Pledged Interests (including any Equity Interests of Domestic Subsidiaries) include or be deemed to include any rights in respect of (1) voting Equity Interests in excess of 65% of all outstanding voting Equity Interests of any Foreign Subsidiary or of any Foreign Subsidiary Holdco, or (2) any assets of any Foreign Subsidiary.

(xl)                              “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C.

(xli)                           “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements, or equivalent, of each of the Pledged Companies that are limited liability companies.

(xlii)                        “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements, or equivalent, of each of the Pledged Companies that are partnerships.

(xliii)                     “Proceeds” has the meaning specified therefor in Section 3(g).

(xliv)                    “PTO” means the United States Patent and Trademark Office.

(xlv)                       “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(xlvi)                    “Rescission” has the meaning specified therefor in Section 7(k).

(xlvii)                 “Secured Obligations” means each and all of the following:  (A) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement (including the Guaranty), the Term Loan Agreement, or any of the other Loan Documents, and (B) all other Obligations of the Borrower and all other Guarantied Obligations of each Guarantor (including, in the case of each of clauses (A) and (B), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(xlviii)              “Secured Parties” means, collectively, the Agent, the Lenders, each co agent or sub agent appointed by the Agent from time to time pursuant to Section 11.5 of the Term Loan Agreement, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns.

(xlix)                    “Securities Account” means a securities account (as that term is defined in the Code).

(l)                                     “Security Interest” has the meaning specified therefor in Section 3.

(li)                                  “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.

(lii)                               “Term Loan Agreement” has the meaning specified therefor in the recitals to this Agreement.

(liii)                            “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 6, (B) all renewals thereof, (C) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (D) the right to sue for past, present and future infringements and dilutions thereof, (E) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (F) all of each Grantor’s rights corresponding thereto throughout the world.

(liv)                           “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit D.

(lv)                              “Triggering Event” means, as of any date of determination, that an Event of Default has occurred and is continuing as of such date.

(lvi)                           “URL” means “uniform resource locator,” an internet web address.

(b)                                 Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Term Loan Agreement). Unless otherwise expressly provided herein, any definition or reference to any law, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law, rule or regulation.   The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations or the Guarantied Obligations shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all expenses that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document, (ii) the receipt by Agent of cash collateral in order to secure any other contingent Secured Obligations or Guarantied Obligations for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to Agent or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including reasonable and documented attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agent reasonably determines is appropriate to secure such contingent Secured Obligations or Guarantied Obligations, (iii) the payment or repayment in full in immediately available funds of all other Secured Obligations or Guarantied Obligations (as the case may be) other than unasserted contingent indemnification obligations, and (iv) the termination of all of the Term Loan Commitments of the Lenders.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(c)                                  All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.                                      Guaranty.

(a)                                 In recognition of the direct and indirect benefits to be received by Guarantors from the proceeds of the Term Loans by virtue of the financial accommodations to be made to the Borrower, each of the Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations.  If any or all of the Obligations constituting Guarantied Obligations becomes due and payable, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent, for the benefit of the Secured Parties, together with any and all reasonable, documented out-of-pocket expenses that may be incurred by Agent or any other Secured Party in demanding, enforcing, or collecting any of the Guarantied Obligations (including the enforcement of any collateral for such Guarantied Obligations or any collateral for the obligations of the Guarantors under this Guaranty).  If claim is ever made upon Agent or any other Secured Party for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guarantied Obligations and any of Agent or any other Secured Party repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any reasonable settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Grantor, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

(b)                                 [Reserved].

(c)                                  The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guarantied Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Grantor, (iii) any payment made to Agent or any other Secured Party on account of the  Guarantied Obligations which Agent or such other Secured Party repays to any Grantor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (iv) any action or inaction by Agent or any other Secured Party, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor.

(d)                                 This Guaranty includes all present and future Guarantied Obligations including any transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.  To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations.  If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Agent, (ii) no such revocation shall apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (iii) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any Secured Party in existence on the date of such revocation, (iv) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (v) any payment by a Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.  This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Agent (for the benefit of the Secured Parties) and its successors, transferees, or assigns.

(e)                                  The guaranty by each of the Guarantors hereunder is a guaranty of payment and not of collection.  The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or Grantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or Grantor or any other Person and whether or not any other Guarantor or Grantor or any other Person be joined in any such action or actions.  Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.  Any payment by any Grantor or other circumstance which operates to toll any statute of limitations as to any Grantor shall operate to toll the  statute of limitations as to each of the Guarantors.

(f)                                   Each of the Guarantors authorizes Agent and the other Secured Parties, without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)                                     change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter:  (A) any of the Guarantied Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guarantied Obligations as so changed, extended, renewed, or altered;

(ii)                                  take and hold security for the payment of the Guarantied Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations or any of the Guarantied Obligations (including any of the obligations of all or any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)                               exercise or refrain from exercising any rights against any Grantor;

(iv)                              release or substitute any one or more endorsers, guarantors, any Grantor, or other obligors;

(v)                                 settle or compromise any of the Guarantied Obligations, any security therefor, or any liability (including any of those of any of the Guarantors under this Guaranty) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Grantor to its creditors;

(vi)                              apply any sums by whomever paid or however realized to any liability or liabilities of any Grantor to Agent or any other Secured Party regardless of what liability or liabilities of such Grantor remain unpaid;

(vii)                           consent to or waive any breach of, or any act, omission, or default under, this Agreement, any other Loan Document, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement this Agreement, any other Loan Document, or any of such other instruments or agreements; or

(viii)                        take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of one or more of the Guarantors from all or part of its liabilities under this Guaranty.

(g)                                  It is not necessary for Agent or any other Secured Party to inquire into the capacity or powers of any of the Guarantors or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guarantied Obligations made or created in reliance upon the professed exercise of such powers shall be Guaranteed hereunder.

(h)                                 Each Guarantor jointly and severally guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto.  The obligations of each Guarantor under this Guaranty are independent of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Guarantor or whether any other Guarantor is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

(i)                                     any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(ii)                                  any change in the time, manner, or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit;

(iii)                               any taking, exchange, release, or non-perfection of any Lien in and to any Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for all or any of the Guarantied Obligations;

(iv)                              the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Agent or any other Secured Party;

(v)                                 any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor (other than to the extent arising from payment of the Guarantied Obligations, to the extent of such payment);

(vi)                              any right or defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any other Grantor or any guarantors or sureties;

(vii)                           any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any Grantor; or

(viii)                        any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or any other guarantor or surety (other than payment of the Guarantied Obligations, to the extent of such payment).

(i)                                     Waivers

(i)                                     Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent or any other Secured Party to (i) proceed against any other Grantor or any other Person, (ii) proceed against or exhaust any security held from any other Grantor or any other Person, or (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Grantor, any other Person, or any collateral, or (iv) pursue any other remedy in any Secured Party’s power whatsoever.  Each of the Guarantors waives any defense based on or arising out of any defense of any Grantor or any other Person, other than payment of the Guarantied Obligations to the extent of such payment, based on or arising out of the disability of any Grantor or any other Person, or the validity, legality, or unenforceability of the Guarantied Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Grantor other than payment of the Guarantied Obligations to the extent of such payment.  After the occurrence and during the continuation of an Event of Default, Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions or may exercise any other right or remedy Agent or any other Secured Party may have against any Grantor or any other Person, or any security, in each case in accordance with applicable law, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Guarantied Obligations have been paid.

(ii)           Each of the Guarantors waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Guarantied Obligations or other financial accommodations.  Each of the Guarantors waives notice of any Default or Event of Default under any of the Loan Documents.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Grantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any of the other Secured Parties shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.

(iii)          To the fullest extent permitted by applicable law, each Guarantor hereby waives:  (A) any right to assert against any Secured Party, any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against any Borrower or any other party liable to any Secured Party; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent or any Secured Party including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Borrower or other guarantors or sureties; and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(iv)          No Guarantor will exercise any rights that it may now or hereafter acquire against any Grantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any other Secured Party against any Grantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Grantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and all of the Term Loan Commitments have been terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent, for the benefit of the Secured Parties, and shall forthwith be paid to Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Term Loan Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising.  Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Grantor (the “Foreclosed Grantor”), including after payment in full of the Guarantied Obligations, if all or any portion of the Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such Foreclosed Grantor whether pursuant to this Agreement or otherwise.

(v)           [Reserved].

(vi)          Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

3.             Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s Inventory in all of its forms, including, without limitation, (a) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (b) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (c) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents (as such term is defined in the Code), customs receipts, and shipping documents therefor, and all software that is embedded in and is part of the inventory (any and all such property being the “Inventory Collateral”)

(b)           all of such Grantor’s Accounts, Chattel Paper, Negotiable Collateral, General Intangibles and other obligations of any kind, in each case arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property;

(c)           all of the following (collectively, the “Account Collateral”):

(i)            all of such Grantor’s Deposit Accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts;

(ii)           all of such Grantor’s certificates of deposit, Deposit Accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral;

(iii)          all of such Grantor’s collection accounts, disbursement accounts, lock-boxes, commodity accounts and Securities Accounts, including all cash, marketable securities,

securities entitlements, financial assets and other funds and assets held in, on deposit in, or credited to any of the foregoing; and

(iv)          all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

(d)           all of such Grantor’s Trademarks, Intellectual Property and Intellectual Property Licenses, in each case, pertaining to any of the Collateral;

(e)           all of such Grantor’s Books (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) pertaining to any of Collateral;

(f)            to the extent not otherwise included in the foregoing, all substitutes, replacements and accessions to any of the foregoing;

(g)           all proceeds (as such term is defined in the Code) of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (f) above and this clause (g)) (the “Proceeds”) and, to the extent not otherwise included, all (x) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise, in each case, with respect to any of the foregoing Collateral, (y) tort claims, including, without limitation, all Commercial Tort Claims, in each case with respect to the foregoing Collateral and (z) cash with respect to the foregoing Collateral; and

(h)           all of such Grantor’s Pledged Collateral.

Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, the term “Collateral” shall not (and none of the terms used therein will) include:

(i) all of each Grantor’s right, title and interest in any real property, fixtures and equipment not constituting Inventory Collateral (including all vehicles and other rolling stock) of such Grantor (whether owned on the Closing Date or acquired following the Closing Date);

(ii) any permit, lease, license, contract, property rights, agreement, trademark or other Intellectual Property, to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (a) the abandonment, invalidation, cancellation or unenforceability of any right, title or interest of such Grantor therein or (b) a breach or termination pursuant to the terms of, or a default under, any such permit, lease, license, contract, property rights, agreement, trademark or other Intellectual Property (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable requirement of law or principles of equity);

(iii) any Trademark or other Intellectual Property application to the extent the grant of a security interest therein would invalidate such application;

(iv) fixed or capital assets that are subject to a purchase money Lien or a capital lease in each case that constitutes a Permitted Lien, to the extent granting a security interest therein would be prohibited or require third party consent that cannot be obtained after use of commercially reasonable efforts;

(v) motor vehicles (or any equipment stored on or in any such motor vehicle), other goods covered by certificates of title or ownership or other rolling stock (whether or not covered by certificates of title or ownership);

(vi) cash collateral for letters of credit or Hedging Obligations permitted by the Term Loan Agreement securing, in the case of letters of credit, an amount not to exceed 105% of the face amount of cash collateralized letters of credit for the benefit of the Grantors and, in the case of Hedging Obligations, not to exceed 105% of the amount of such Hedging Obligations;

(vii) any Equity Interests of any joint venture, partnership or other entity to the extent granting a security interest therein would constitute a default or termination under the terms of the joint venture agreement, partnership agreement, other organizational documents or other agreement of (or covering or purporting to cover the assets of) such joint venture, partnership or entity or its parent (that is not a Grantor) or result in the abandonment or invalidation of the Grantor’s or any Subsidiary of the Grantor’s interest in such joint venture, partnership or other entity;

(viii) Equity Interests in excess of 65% of all outstanding voting Equity Interests of any First-Tier Foreign Subsidiary or any Foreign Subsidiary Holdco;

(ix) Equity Interests in (a) an Immaterial Subsidiary, (b) any Foreign Subsidiary that is not a First-Tier Foreign Subsidiary, and (c) an Unrestricted Subsidiary;

(x) assets owned by a Grantor that are located outside of the United States (other than foreign Equity Interests as otherwise provided herein) to the extent a Lien on such assets cannot be created under the United States federal law or the laws of any State of the United States or the District of Columbia;

(xi) any Commercial Tort Claims or any letter of credit rights (other than Supporting Obligations constituting ABL Collateral);

(xii) proceeds (as such term is defined in the Code) and products of the foregoing to the extent they are also Excluded Assets; and

(xiii) (1) Deposit Accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the employees of any Grantor established and used in the ordinary course of business, including without limitation deposit and securities accounts the balance of which consists exclusively of (x) withheld income taxes and federal, state or local employment taxes in such amounts as are required to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any Grantor, and (y) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of any Grantor, (2) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts and trust accounts, (3) any Deposit Accounts or concentration accounts, the deposits in which shall not aggregate more than $2,500,000 or exceed $1,000,000 with respect to any one account for a period of five (5) consecutive Business Days, (4) any insurance trust accounts maintained in the ordinary course of business and holding only funds necessary to fund the accrued insurance obligations of any Grantor in respect of self-insured health insurance and workers’ compensation insurance, and (5) any escrow accounts required to be maintained in connection with any Permitted Investments or Permitted Dispositions.

(the items of property specified in clauses (i) through (xiii) above, collectively, “Excluded Assets”)  provided that, if any aforementioned asset or the proceeds thereof no longer constitute Excluded Assets, such asset shall immediately constitute Collateral, and a Lien on such asset shall immediately attach thereto.

4.             Security for Secured Obligations.  The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Secured Parties, or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

5.             Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Term Loan Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting their respective businesses, subject to and upon the terms hereof and of the Term Loan Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 16.

6.             Representations and Warranties.  In order to induce Agent to enter into this Agreement for the benefit of the Secured Parties, each Grantor makes the following representations and warranties to the Secured Parties which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Term Loan (or other extension of credit) made thereafter (subject to the limitations on representations and warranties set forth in Section 5.13(a)(C) of the Term Loan Agreement, as applicable), as though made on and as of the date of such Term Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)           The name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor is set forth on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(b)           The chief executive office of each Grantor is located at the address indicated on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(c)           Each Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 7 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under the Loan Documents).

(d)           As of the Closing Date, no Grantor holds any commercial tort claims that exceed $3,000,000 in amount, except as set forth on Schedule 1.

(e)           Set forth on Schedule 9 (as such Schedule may be updated from time to time subject to Section 7(k)(iii) with respect to Controlled Accounts and provided that Grantors comply with Section 7(c) hereof) is a listing of all of Grantors’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

(f)            As of the Closing Date: (i) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (B) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is necessary to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor (other than commercial off-the-shelf software); and (ii) Schedule 6 provides a complete and correct list of all registered Trademarks owned by any Grantor and all applications for registration of Trademarks owned by any Grantor.

(g)           (i)            to each Grantor’s knowledge such Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary in the conduct of its business;

(ii)           to each Grantor’s knowledge, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect; and

(iii)          to each Grantor’s knowledge, all registered Trademarks that are owned by such Grantor and necessary in the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect except as would not reasonably be expected to result in a Material Adverse Effect.

(h)           This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 11.  Upon the making of such filings, Agent shall have a first priority perfected security interest in the Notes Collateral (subject to Permitted Liens) and a second priority perfected security interest in the ABL Collateral (subject to Permitted Liens) of each

Grantor to the extent such security interest can be perfected by the filing of a financing statement.  Upon filing of any Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 11, all action necessary to protect and perfect the Security Interest in and on each Grantor’s Trademarks has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.

(i)            (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 5 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Pledged Collateral pledged by such Grantor to Agent as provided herein; (iv) all actions necessary or desirable to perfect and establish the priority of (subject to the Junior Lien Intercreditor Agreement and the Pari Passu Intercreditor Agreement), or otherwise protect, Agent’s Liens in the Pledged Collateral, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by the Agent, any other Pari Passu Collateral Agent or the ABL Collateral Agent (or its agent or designee), or, subject to the terms of the Junior Lien Intercreditor Agreement or the Pari Passu Intercreditor Agreement, of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to the ABL Collateral Agent, such other Pari Passu Collateral Agent or the Agent, as applicable) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 11 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto granting control (x) in the case of ABL Collateral, to the ABL Collateral Agent, or after the Discharge of ABL Obligations, to the Authorized Collateral Agent, or (y) otherwise, to the Authorized Collateral Agent; and (v) subject to the terms of the Junior Lien Intercreditor Agreement or the Pari Passu Intercreditor Agreement, each Grantor has delivered to and deposited with the Authorized Collateral Agent or the ABL Collateral Agent as bailee or agent for perfection for the benefit of the Agent as secured party, all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates.  None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(j)            Except, in each case, as would not reasonably be expected to result in a Material Adverse Effect, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force.

(k)           Except if any Grantor notifies Agent to the contrary,  as to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership

Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a Securities Account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provided that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

7.             Covenants.  Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:

(a)           Possession of Collateral.  In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral or Chattel Paper having an aggregate value or face amount of $3,000,000 or more for all such Negotiable Collateral or Chattel Paper, the Grantors shall promptly (and in any event within ten (10) Business Days after acquisition thereof or such longer period as the Agent may agree to in its sole discretion), notify Agent thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within ten (10) Business Days or such longer period as the Agent may agree to in its sole discretion) after request by Agent, shall execute such other documents and instruments as shall be requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral or Chattel Paper to Agent (or, subject to the terms of the Pari Passu Intercreditor Agreement or the Junior Lien Intercreditor  Agreement, as applicable, to the Authorized Collateral Agent or the ABL Collateral Agent), together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall do such other acts or things deemed necessary by Agent to protect Agent’s Security Interest therein;

(b)           Chattel Paper.

(i)            Promptly (and in any event within ten (10) Business Days or such longer period as the Agent may agree to in its sole discretion) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper constituting Collateral in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $3,000,000;

(ii)           If any Grantor retains possession of any Chattel Paper or instruments constituting Collateral (which retention of possession shall be subject to the extent permitted hereby and by the Term Loan Agreement), promptly upon the reasonable request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Bank, National Association, as Agent for the benefit of the Secured Parties”;

(c)           Control Agreements.

(i)            Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account or Securities Account for such Grantor;

(ii)           Except to the extent otherwise excused by Section 7(k)(iv), each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor, or maintaining a Securities Account for such Grantor; and

(iii)          The Grantors shall have used their commercially reasonable efforts to complete, on or prior to the Closing Date, all actions required in connection with the perfection of all Security Interests in the Account Collateral, including obtaining the authenticated Control Agreements specified in clauses (i) and (ii) above.  To the extent that any such actions (including the obtaining of authenticated Control Agreements) have not been completed on or prior to the Closing Date with respect to Account Collateral, the Grantors shall use their commercially reasonable efforts to complete such actions as soon as reasonably practicable and in any event shall complete such actions within 90 days after the Closing Date.

(d)           Letter-of-Credit Rights.  If the Grantors (or any of them) are or become the beneficiary of letters of credit in respect of any Collateral having a face amount or value of $3,000,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within ten (10) Business Days after becoming a beneficiary or such longer period as the Agent may agree to in its sole discretion), notify Agent thereof and, promptly (and in any event within ten (10) Business Days or such longer period as the Agent may agree to in its sole discretion) after request by Agent, enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance reasonably satisfactory to Agent;

(e)           Commercial Tort Claims.  If the Grantors (or any of them) obtain Commercial Tort Claims constituting Collateral having a value, or involving an asserted claim, in the amount of $3,000,000 or more in the aggregate for all Commercial Tort Claims, then the  applicable Grantor or Grantors shall promptly (and in any event within ten (10) Business Days of obtaining such Commercial Tort Claim or such longer period as the Agent may agree to in its sole discretion), notify Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within ten (10) Business Days or such longer period as the Agent may agree to in its sole discretion) after request by Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim;

(f)            Government Contracts.  Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $3,000,000, if any Account or Chattel Paper constituting Collateral arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within ten (10) Business Days of the creation thereof or such longer period as the Agent may agree to in its sole discretion) notify Agent thereof and, promptly (and in any event within ten (10) Business Days or such longer period as the Agent may agree to in its sole discretion) after request by Agent, execute any instruments or take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Secured Parties, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g)                                  Intellectual Property.

(i)                                     Upon the request of Agent, in order to facilitate filings with the PTO, each Grantor shall execute and deliver to Agent one or more Trademark Security Agreements to further evidence Agent’s Lien on such Grantor’s Trademarks constituting Collateral and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)                                  Each Grantor shall take all commercially reasonable steps which it reasonably deems appropriate under the circumstances, with respect to Intellectual Property that is necessary to the conduct of such Grantor’s business, to protect and enforce and defend at such Grantor’s expense its Intellectual Property, including, in its reasonable business judgment (A) to enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (C) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability.  Each Grantor hereby agrees to take  all commercially reasonable steps which it reasonably deems appropriate under the circumstances, as described in this Section 7(g)(ii), with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary to the conduct of such Grantor’s business;

(iii)                               Grantors acknowledge and agree that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 7(g)(iii), Grantors acknowledge and agree that no Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all reasonable, documented out-of-pocket expenses incurred in connection therewith (including reasonable and documented fees and expenses of attorneys and other professionals) shall be for the sole account of the Borrower; and

(iv)                              [Reserved].

(v)                                 On each date on which an Officer’s Compliance Certificate is to be delivered pursuant to Section 8.2 of the Term Loan Agreement in respect of a fiscal quarter, each Grantor shall provide Agent with a written report of all new Trademarks, if any, that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are necessary to the conduct of such Grantor’s business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications..  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder.

(h)                                 Pledged Collateral.

(i)                                     If any Grantor shall acquire, obtain or receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within twenty (20) Business Days of acquiring or obtaining such Pledged Interests or such longer period as the Agent may agree to in its sole discretion) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)                                  Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Property constituting Collateral that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall, subject to the requirements of the Intercreditor Agreements, deliver it forthwith to Agent in the exact form received;

(iii)                               [Reserved];

(iv)                              No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents;

(v)                                 Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest in favor of the Agent on the Investment Property constituting Collateral and, upon the occurrence and during the continuation of an Event of Default, to effect any sale or transfer thereof; provided that no Grantor shall have any obligation to make any filings or registrations to allow for a public sale of any Investment Property;

(vi)                              As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account, in each case, except as a Grantor may otherwise provide upon not less than 10 days’ prior written notice to Agent.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i)                                     [Reserved].

(j)                                    Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Term Loan Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;

(k)                                 Controlled Accounts; Controlled Investments.

(i)                                     Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 10 (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.

(ii)                                  Each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank with respect to Controlled Accounts that constitute Collateral, in form and substance reasonably acceptable to Agent.  Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account.  Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Triggering Event has occurred and is continuing at the time such Activation Instruction is issued.  Agent agrees to send a notice of rescission to the Controlled Account Bank and otherwise use commercially reasonable efforts to rescind an Activation Instruction (the “Rescission”) if: (1) the Triggering Event upon which such Activation Instruction was issued has been waived in writing in accordance with the terms of the Term Loan Agreement, and (2) no additional Triggering Event has occurred and is continuing on the date of the Rescission or is reasonably expected to occur on or immediately after the date of the Rescission.

(iii)                               So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 10 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent an amended Schedule 10; provided, however, that (A) such prospective Controlled Account Bank shall be the Agent, the ABL Collateral Agent or an Affiliate thereof, a Pari Passu Collateral Agent or an Affiliate thereof, a Lender, an Affiliate thereof or otherwise reasonably satisfactory to Agent,  and (B) prior to the time of the opening of such Controlled Account (except with respect to any Controlled Account existing as of the Closing Date), the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement.

(iv)                              From and after the date that is ninety (90) days after the Closing Date, no Grantor will open or maintain any Deposit Accounts or Securities Accounts other than Deposit Accounts or Securities Accounts that are Excluded Assets unless Grantor and the applicable bank or securities intermediary have entered into Control Agreements with Agent in order to perfect (and further establish) Agent’s Liens in such Deposit Account or Securities Account and, notwithstanding anything in the Loan Documents to the contrary, there shall be no Default or Event of Default until after the expiration of such ninety (90) day period for failure to have any such Control Agreements in place.

(l)                                     Name, Etc.  No Grantor will change its name, organizational identification number, jurisdiction of organization or organizational identity; provided, that Grantor may change its name upon at least ten (10) days prior written notice to Agent of such change.

8.                                      Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.

(a)                                 Term Loan Agreement.  In the event of any conflict between any provision in this Agreement and a provision in the Term Loan Agreement, such provision of the Term Loan Agreement shall control.

(b)                                 Trademark Security Agreements.  The provisions of the Trademark Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Security Agreements shall limit any of the rights or remedies of Agent hereunder.  In the event of any conflict between any provision in this Agreement and a provision in a Trademark Security Agreement, such provision of this Agreement shall control.

(c)                                  Intercreditor Agreements.  Notwithstanding anything herein to the contrary, the Security Interest granted pursuant to or in connection with this Agreement, the terms of any other Security Document, certain other rights and privileges, and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Pari Passu Intercreditor Agreement and the Junior Lien Intercreditor Agreement (together, the “Intercreditor Agreements”).  In the event of any conflict between the terms of the Intercreditor Agreements and this Agreement or any other Security Document, the terms of the Intercreditor Agreements shall control; provided that the terms of the Junior Lien Intercreditor Agreement govern and control in the event of any conflict between the Junior Lien Intercreditor and  the Pari Passu Intercreditor Agreement.  In addition, whether expressly stated herein or in any other Loan Document, so long as the Discharge of ABL Obligations has not occurred, the delivery of any ABL Collateral or any certificates, Instruments, Chattel Paper or Documents evidencing or in connection with such ABL Collateral to the ABL Collateral Agent as bailee or agent for perfection for the benefit of Agent as secured party, the granting of “control” over ABL Collateral, the execution and delivery of Control Agreements and/or the assignment of any ABL Collateral to the ABL Collateral Agent as bailee or agent for perfection for the benefit of Agent as secured party, in each case shall constitute compliance by the applicable Grantor with the provisions of this Agreement or any other Loan Document which require delivery, possession, control and/or assignment of certain types of Collateral to the Agent or delivery of control agreements to the Agent.

9.                                      Further Assurances.

(a)                                 Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)                                 Each Grantor authorizes the filing by Agent of financing or continuation statements, or amendments thereto, as are necessary to perfect or preserve Agent’s Security Interest in the Collateral and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)                                  Each Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as set forth herein, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction.

(d)                                 Each Grantor acknowledges that it is not authorized  to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)                                  Each of the parties hereto acknowledges and agrees that nothing in this Agreement (i) creates, either directly or by implication, any Security Interest in, Lien on, or rights to any assets or property constituting Excluded Assets or (ii) requires compliance with any applicable foreign law with respect to the grant, creation and perfection of Liens on and Security Interests in any Collateral.

10.                               Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses (to the extent that such use (a) does not violate the express terms of any agreement between such Grantor and a third party governing such Grantor’s use of the Intellectual Property License and (b) is not prohibited by any rule of law, statute or regulation) in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Agent or any of its nominees.

11.                               Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Agent as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Term Loan Agreement, subject to the terms of then existing leases, contracts and other agreements, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)                                 to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)                                 to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c)                                  to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper of any Grantor;

(d)                                 to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e)                                  to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)                                   to use any Intellectual Property or Intellectual Property Licenses (to the extent that such use (i) does not violate the express terms of any agreement between such Grantor and a third party governing such Grantor’s use of the Intellectual Property License and (ii) is not prohibited by any rule of law, statute or regulation) of such Grantor, including but not limited to any labels, Trademarks, trade names, URLs, domain names, industrial designs, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)                                  Agent, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

12.                               Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

13.                               Agent’s Duties.  The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

14.                               Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Secured Parties, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents.

15.                               Disposition of Pledged Interests by Agent.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if such Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

16.                               Voting and Other Rights in Respect of Pledged Interests.

(a)                                 Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with five (5) Business Days’ prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until the Secured Obligations have been paid in full.

(b)                                 For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the other Secured Parties.

17.                               Remedies.  Subject to the Intercreditor Agreements, upon the occurrence and during the continuance of an Event of Default:

(a)                                 Agent may, with the consent of the Required Lenders and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale or as required by applicable law) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten (10) days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given.  Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code.  Each

Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)                                 Subject to the terms of the existing applicable agreements and contracts, Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Trademarks, trade names, URLs, domain names, industrial designs, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c)                            Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B)  liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.

(d)                                 Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Term Loan Agreement.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)                                  Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing.  Agent shall have the right to the appointment of a receiver for the Collateral of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

18.                               Remedies Cumulative.  Each right, power, and remedy of Agent, any other Secured Party as provided for in this Agreement, the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Loan Documents now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent or any other Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent, such other Secured Party of any or all such other rights, powers, or remedies.

19.                               Marshaling.  Agent  shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20.                               Indemnity and Expenses.

(a)                                 Each Grantor agrees to indemnify Agent and the other Secured Parties in accordance with and to the extent set forth in Section 12.3(b) of the Term Loan Agreement.  This provision shall survive the termination of this Agreement and the Term Loan Agreement and the repayment of the Secured Obligations.

(b)                                 Grantors, jointly and severally, shall, upon demand, pay to Agent all the reasonable and documented out-of-pocket expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

21.                               Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

22.                               Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Term Loan Agreement, and to any of the Grantors at the addresses specified in the Term Loan Agreement for the Borrower, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23.                               Continuing Security Interest: Assignments under Term Loan Agreement.

(a)                                 This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Term Loan Agreement and the Term Loan Commitments have expired or have been terminated, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), any Lender may, in accordance with the provisions of the Term Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Term Loan Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.  Upon payment in full of the Secured Obligations in accordance with the provisions of the Term Loan Agreement and the expiration or termination of the Term Loan Commitments, the Guaranty made and the Security Interest granted hereby shall automatically terminate without the requirement of further action by any party and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interest by each Grantor or its designees and Agent shall take such other actions requested by any Grantor (at Grantors’ expense) to terminate or evidence the termination of such Guaranty and Security Interest.  Except as set forth above, no transfer or renewal, extension, assignment, or termination of this Agreement or of the Term Loan Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional loans made by any Lender to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Secured Parties, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Term Loan Agreement.  Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

(b)                                 Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set, aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Agent or any other Secured Party to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (i) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing clause (a), or (ii) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

24.                               Survival.  All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan or any fee or any other amount payable under the Term Loan Agreement is outstanding and unpaid and so long as the Term Loan Commitments have not expired or terminated.

25.                               CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a)         THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO

SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)         THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).

(c)          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”).  EACH GRANTOR AND AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)         EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)          NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST ANY SECURED PARTY, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM, AND NO CLAIM MAY BE MADE BY ANY SECURED PARTY AGAINST ANY GRANTOR, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR  AND EACH SECURED PARTY HEREBY

WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f)           [RESERVED].

26.                               New Subsidiaries.  Pursuant to Section 8.14 of the Term Loan Agreement (and subject to the limitations therein), certain Subsidiaries (whether by acquisition or creation or as otherwise specified therein) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor and Grantor hereunder with the same force and effect as if originally named as a Guarantor and Grantor herein.  The execution and delivery of any instrument adding an additional Guarantor or Grantor as a party to this Agreement shall not require the consent of any Guarantor or Grantor hereunder.  The rights and obligations of each Guarantor and Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor or Grantor hereunder.

27.                               Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each Secured Party.

28.                               Miscellaneous.

(a)                                 This Agreement is a Loan Document.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)                                  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)                                 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Secured Party or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	FTS INTERNATIONAL SERVICES, LLC

	By:	/s/ Michael J. Doss
Name: Michael J. Doss
Title: Senior Vice President – Finance and Treasurer

FTS INTERNATIONAL, INC.

	By:	/s/ Michael J. Doss
Name: Michael J. Doss
Title: Senior Vice President – Finance and Treasurer

FTS INTERNATIONAL MANUFACTURING, LLC

	By:	/s/ Michael J. Doss
Name: Michael J. Doss
Title: Senior Vice President – Finance and Treasurer

[SIGNATURE PAGE TO SECURITY AGREEMENT]

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Michael J. Clawson
Name: Michael J. Clawson
Title: Managing Director

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

1.              Counterclaim in excess of $3,000,000 against Continental Industrial Group, Inc. for breach of contract and fraudulent inducement. Continental Industries Group, Inc. v. FTS International Services, LLC (f/k/a Frac Tech Services, LLC), Cause No. 12 Civ. 6066 (ALC)(HP) pending in the United States District Court for the Southern District of New York.

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

None.

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 5

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.
FTS International, Inc.	FTS International Services, LLC	N/A	Membership interests	100%	100%	Uncertificated
FTS International Services, LLC	FTS International Manufacturing, LLC	N/A	Membership interests	100%	100%	Uncertificated

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 6

TRADEMARKS

UNITED STATES TRADEMARKS

U.S. Registrations:

Owner	Registration Number	Description

FTS International Services, LLC	4416031	Aquacor (design in blue)

FTS International Services, LLC	4416030	Aquacor

FTS International Services, LLC	4054905	CHL

FTS International Services, LLC	3497579	CITRINE

FTS International Services, LLC	3322250	CS-POLYBREAK 210

FTS International Services, LLC	4451132	DIAMOND design

FTS International Services, LLC	4189683	ECO GREEN

FTS International Services, LLC	4151986	ENERGY SOLUTIONS. WORLDWIDE.

FTS International Services, LLC	4193471	“F” (shield design)

FTS International Services, LLC	4193472	“F” (shield design in color)

FTS International Services, LLC	4185461	“F” (stylized design)

FTS International Services, LLC	4204838	“F” (stylized design in color)

FTS International Services, LLC	4313998	F FTS INTERNATIONAL (horizontal design plus words)

FTS International Services, LLC	4318050	F FTS INTERNATIONAL (horizontal design plus words in color)

FTS International Services, LLC	4313999	F FTS INTERNATIONAL (vertical design plus words)

FTS International Services, LLC	4314000	F FTS INTERNATIONAL (vertical design plus words in color)

FTS International Services, LLC	4011448	FRAC TECH

FTS International Services, LLC	3522979	FT Frac Tech (logo & design)

[SCHEDULES TO SECURITY AGREEMENT]

FTS International Services, LLC	4313997	FTS INTERNATIONAL

FTS International Services, LLC	4471425	FTS INTERNATIONAL MANUFACTURING

FTS International Services, LLC	4329229	FTS INTERNATIONAL PROPPANTS

FTS International Services, LLC	4332747	FTS INTERNATIONAL SERVICES

FTS International Services, LLC	4388204	FTS INTERNATIONAL WIRELINE

FTS International Services, LLC	4332750	FTSI

FTS International Services, LLC	4290177	FTSI PROPPANTS

FTS International Services, LLC	3437249	JADE

FTS International Services, LLC	4214082	NPD

FTS International Services, LLC	4108769	NPD-2000

FTS International Services, LLC	4177022	NPD-3000

FTS International Services, LLC	3428709	OPAL

FTS International Services, LLC	4210164	PFP

FTS International Services, LLC	3393387	PLATINUM

FTS International Services, LLC	3383301	RUBY

FTS International Services, LLC	4159362	SLICKWATER GREEN

FTS International Services, LLC	4159141	SW-GREEN

FTS International Services, LLC	3393386	TURQUOISE

FTS International Services, LLC	4018863	VS (design)

U.S. Applications:

Owner	Application Number	Description

FTS International Services, LLC	86226256	DIAMOND

FTS International Services, LLC	86228572	F FTS INTERNATIONAL Unconventional by Design (horizontal design plus words)

[SCHEDULES TO SECURITY AGREEMENT]

OTHER TRADEMARKS

International Registrations:

Owner	Registration Number	Country	Description

FTS International Services, LLC	1084396	WIPO	CHL

FTS International Services, LLC	1266604	Mexico	CHL (International Class 035)

FTS International Services, LLC	1238597	Mexico	CHL (International Class 037)

FTS International Services, LLC	1238598	Mexico	CHL (International Class 040)

FTS International Services, LLC	1105982	European Union (WIPO)	“F” (shield design in color)

FTS International Services, LLC	1332713	Mexico	“F” (shield design in color)

FTS International Services, LLC	1476283 (Australia No.) 1106398 (WIPO No.)	Australia (WIPO)	“F” (stylized design)

FTS International Services, LLC	1106398	European Union (WIPO)	“F” (stylized design)

FTS International Services, LLC	1332717	Mexico	“F” (stylized design)

FTS International Services, LLC	1106172	European Union (WIPO)	F FTS INTERNATIONAL (horizontal design plus words)

FTS International Services, LLC	1332715	Mexico	F FTS INTERNATIONAL (horizontal design plus words)

FTS International Services, LLC	1105450	European Union (WIPO)	F FTS INTERNATIONAL (vertical design plus words in color)

[SCHEDULES TO SECURITY AGREEMENT]

FTS International Services, LLC	1332714	Mexico	F FTS INTERNATIONAL (vertical design plus words in color)

FTS International Services, LLC	1072356	China (WIPO)	FRAC TECH

FTS International Services, LLC	1072356	European Union (WIPO)	FRAC TECH

FTS International Services, LLC	1066207	China (WIPO)	FT Frac Tech (logo and design)

FTS International Services, LLC	1066207	European Union (WIPO)	FT Frac Tech (logo and design)

FTS International Services, LLC	2574724	Argentina	FTS INTERNATIONAL (International Class 040)

FTS International Services, LLC	1105453	European Union (WIPO)	FTS INTERNATIONAL

FTS International Services, LLC	1332716	Mexico	FTS INTERNATIONAL

FTS International Services, LLC	1129118	China (WIPO)	FTSI

FTS International Services, LLC	1129118	European Union (WIPO)	FTSI

FTS International Services, LLC	1336222	Mexico	FTSI (International Class 001)

FTS International Services, LLC	1336223	Mexico	FTSI (International Class 040)

FTS International Services, LLC	2572756	Argentina	NPD-2000

FTS International Services, LLC	1113274	Australia (WIPO)	NPD-2000

FTS International Services, LLC	1113274	China (WIPO)	NPD-2000

FTS International Services, LLC	1113274	European Union (WIPO)	NPD-2000

FTS International Services, LLC	1292126	Mexico	NPD-2000

FTS International Services, LLC	1113274	Oman (WIPO)	NPD-2000

FTS International Services, LLC	2572757	Argentina	NPD-3000

FTS International Services, LLC	1123027	China (WIPO)	NPD-3000

FTS International Services, LLC	1123027	European Union (WIPO)	NPD-3000

FTS International Services, LLC	1292127	Mexico	NPD-3000

[SCHEDULES TO SECURITY AGREEMENT]

FTS International Services, LLC	2572758	Argentina	SW-GREEN

FTS International Services, LLC	1124015	Australia (WIPO)	SW-GREEN

FTS International Services, LLC	1124015	China (WIPO)	SW-GREEN

FTS International Services, LLC	1124015	European Union (WIPO)	SW-GREEN

FTS International Services, LLC	1292128	Mexico	SW-GREEN

FTS International Services, LLC	1087729	Australia (WIPO)	VS (design)

FTS International Services, LLC	1085369	China (WIPO)	VS (design)

FTS International Services, LLC	1085369	European Union (WIPO)	VS (design)

FTS International Services, LLC	1253770	Mexico	VS (design)

FTS International Services, LLC	3144472	Argentina	FTS INTERNATIONAL (International Class 001)

International Applications:

Owner	Application Number	Country	Description

FTS International Services, LLC	840084714	Brazil	“F” (shield design in color)

FTS International Services, LLC	840084692	Brazil	“F” (shield design (in color)

FTS International Services, LLC	1558350	Canada	“F” (shield design in color)

FTS International Services, LLC	177903	Saudi Arabia	“F” (shield design in color) International Class 001

FTS International Services, LLC	177904	Saudi Arabia	“F” (shield design in color) International Class 040

FTS International Services, LLC	840084587	Brazil	“F” (stylized design) International Class 001

FTS International Services, LLC	840084595	Brazil	“F” (stylized design) International Class 040

FTS International Services, LLC	1558357	Canada	“F” (stylized design)

FTS International Services, LLC	1106398	China (WIPO)	“F” (stylized design)

[SCHEDULES TO SECURITY AGREEMENT]

Owner	Application Number	Country	Description

FTS International Services, LLC	1106398	Oman (WIPO)	“F” (stylized design)

FTS International Services, LLC	177911	Saudi Arabia	“F” (stylized design) International Class 001

FTS International Services, LLC	177912	Saudi Arabia	“F” (stylized design) International Class 040

FTS International Services, LLC	840084668	Brazil	F FTS INTERNATIONAL (horizontal design plus words) International Class 001

FTS International Services, LLC	840084641	Brazil	F FTS INTERNATIONAL (horizontal design plus words) International Class 040

FTS International Services, LLC	1558355	Canada	F FTS INTERNATIONAL (horizontal design plus words)

FTS International Services, LLC	1106172	Oman (WIPO)	F FTS INTERNATIONAL (horizontal design plus words)

FTS International Services, LLC	177907	Saudi Arabia	F FTS INTERNATIONAL (horizontal design plus words) International Class 001

FTS International Services, LLC	177908	Saudi Arabia	F FTS INTERNATIONAL (horizontal design plus words) International Class 040

FTS International Services, LLC	840084684	Brazil	F FTS INTERNATIONAL (vertical design plus words in color) International Class 001

FTS International Services, LLC	840084676	Brazil	F FTS INTERNATIONAL (vertical design plus words in color) International Class 040

FTS International Services, LLC	1105450	Oman (WIPO)	F FTS INTERNATIONAL (vertical design plus words in color)

FTS International Services, LLC	177905	Saudi Arabia	F FTS INTERNATIONAL (vertical design plus words in color) International Class 001

FTS International Services, LLC	177906	Saudi Arabia	F FTS INTERNATIONAL (vertical design plus words in color) International Class 040

[SCHEDULES TO SECURITY AGREEMENT]

Owner	Application Number	Country	Description

FTS International Services, LLC	1521084	Canada	FT Frac Tech (logo and design)

FTS International Services, LLC	840582870	Brazil	FTS BRASIL (logo design) International Class 001

FTS International Services, LLC	840582900	Brazil	FTS BRASIL (logo design) International Class 040

FTS International Services, LLC	840084633	Brazil	FTS INTERNATIONAL

FTS International Services, LLC	840084617	Brazil	FTS INTERNATIONAL

FTS International Services, LLC	1558356	Canada	FTS INTERNATIONAL

FTS International Services, LLC	1105453	Oman (WIPO)	FTS INTERNATIONAL

FTS International Services, LLC	177909	Saudi Arabia	FTS INTERNATIONAL (International Class 001)

FTS International Services, LLC	177910	Saudi Arabia	FTS INTERNATIONAL (International Class 040)

FTS International Services, LLC	3184055	Argentina	FTSI (International Class 001)

FTS International Services, LLC	3184056	Argentina	FTSI (International Class 040)

FTS International Services, LLC	840230940	Brazil	FTSI (International Class 001)

FTS International Services, LLC	840230710	Brazil	FTSI (International Class 040)

FTS International Services, LLC	1589654	Canada	FTSI

FTS International Services, LLC	1129118	Oman (WIPO)	FTSI

FTS International Services, LLC	185500	Saudi Arabia	FTSI (International Class 001)

FTS International Services, LLC	185501	Saudi Arabia	FTSI (International Class 040)

FTS International Services, LLC	840007566	Brazil	NPD-2000

FTS International Services, LLC	177900	Saudi Arabia	NPD-2000

FTS International Services, LLC	840007558	Brazil	NPD-3000

FTS International Services, LLC	1123027	Oman (WIPO)	NPD-3000

FTS International Services, LLC	1560495	Canada	NPD-3000

FTS International Services, LLC	177901	Saudi Arabia	NPD-3000

[SCHEDULES TO SECURITY AGREEMENT]

Owner	Application Number	Country	Description

FTS International Services, LLC	840007540	Brazil	SW-GREEN

FTS International Services, LLC	1560498	Canada	SW-GREEN

FTS International Services, LLC	1124015	Oman (WIPO)	SW-GREEN

FTS International Services, LLC	177902	Saudi Arabia	SW-GREEN

FTS International Services, LLC	831171898	Brazil	VS (design)

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 7

NAME; CHIEF EXECUTIVE OFFICE; TAX IDENTIFICATION NUMBERS AND ORGANIZATIONAL NUMBERS

Grantor	Organizational Number	Federal Taxpayer Identification Number	Chief Executive Office	Jurisdiction
FTS International, Inc.	4966919	45-1610731	777 Main Street Suite 3000 Fort Worth, TX 76102	Delaware

FTS International Services, LLC	0801211281	75-2897729	777 Main Street Suite 3000 Fort Worth, TX 76102	Texas

FTS International Manufacturing, LLC	0800918108	75-2879132	777 Main Street Suite 3000 Fort Worth, TX 76102	Texas

Entity	Owner	Jurisdiction of Entity
FTS International Services, LLC	FTS International, Inc.	Texas
FTS International Manufacturing, LLC	FTS International Services, LLC	Texas
FTS International Ventures I, LLC	FTS International Services, LLC	Delaware
FTS International Ventures II, LLC	FTS International Services, LLC	Delaware
FTS International Netherlands I C.V.	FTS International Ventures I, LLC FTS International Ventures II, LLC	Netherlands
FTS International Netherlands II C.V.	FTS International Netherlands I C.V. FTS International Ventures II, LLC	Netherlands
FTS International Netherlands, LLC	FTS International Netherlands II C.V.	Delaware
FTS International Netherlands Coöperatief U.A	FTS International Netherlands II C.V. FTS International Netherlands, LLC	Netherlands
FTS International Netherlands B.V.	FTS International Netherlands Coöperatief U.A	Netherlands

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 9

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Depository	Address and Contact of Depository	Grantor	Account Number	Type of Account
Bank of America, NA	700 Louisiana Street 8th Floor Houston, Texas 77002 Contact: Carol Browder 713-247-6134 carol.browder@baml.com	FTS International Services, LLC	488038435379	Investment
		FTS International, Inc.	488035054999	Funding
		FTS International, Inc.	488035055008	Equity
		FTS International, Inc.	488035055011	Payments
		FTS International, Inc.	4427225147	Debt Reserve
		FTS International Services, LLC	91000143745765	Certificate of Deposit

US Bank(1)	412 Kokopelli Blvd Fruita, Colorado 81521 Contact: Karen M. Troester 970-244-7318 karen.troester@usbank.com	FTS International, Inc.	103680457860	Checking

		FTS International, Inc.	103659512786	Money Market

Wells Fargo Bank NA	1000 Louisiana Street 9th Floor Houston, Texas 77002 Contact: Cynthia Braizat 713-319-1334 cynthia.m.braizat@wellsfargo.com	FTS International Manufacturing, LLC	4124309303	Master Account
		FTS International Manufacturing, LLC	4124309311	Payroll Account (ZBA)
		FTS International Services, LLC	4122055304	Master - Logistics
		FTS International Services, LLC	4121482244	Master Account
		FTS International Services, LLC	4121482251	Payroll Account (ZBA)
		FTS International Services, LLC	4122257108	Flexible Spend
		FTS International Manufacturing, LLC	4121484752	Master Account
		FTS International Manufacturing, LLC	4121484760	Payroll Account (ZBA)
		FTS International, Inc.	4122456304	Deposit

(1)  US Bank accounts are holdover from Western Colorado Truck Center, LLC, which has been merged out of existence.

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 10

CONTROLLED ACCOUNT BANKS

Wells Fargo Bank, National Association

1000 Louisiana Street

9th Floor

Houston, Texas 77002

[SCHEDULES TO SECURITY AGREEMENT]

SCHEDULE 11

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdiction
FTS International, Inc.	Delaware Secretary of State
FTS International Services, LLC	Texas Secretary of State
FTS International Manufacturing, LLC	Texas Secretary of State

[SCHEDULES TO SECURITY AGREEMENT]

ANNEX 1 TO GUARANTY AND SECURITY AGREEMENT
FORM OF JOINDER

Joinder No.      (this “Joinder”), dated as of              20   , to the Guaranty and Security Agreement, dated as of April 16, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as collateral agent for the Secured Parties (as defined in the Guaranty and Security Agreement) (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan Agreement dated as of April 16, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Term Loan Agreement”) by and among FTS INTERNATIONAL, INC., a Delaware corporation ( the “Borrower”), the lenders party thereto as “Lenders”, and Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Term Loan Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS Grantors have entered into the Guaranty and Security Agreement in order to induce the Lenders to make certain financial accommodations to the Borrower as provided for in the Term Loan Agreement and the other Loan Documents; and

WHEREAS, pursuant to Section 8.14 of the Term Loan Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Credit Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement, and the joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Secured Parties; and

WHEREAS, each New Grantor (a) is a Subsidiary of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Lenders and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.                                      In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” and “Guarantor” under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and “Guarantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security

Agreement applicable to it as a “Grantor” or “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” or “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Grantor hereby (a) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (b) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral.  Each reference to a “Grantor” or “Guarantor” in the Guaranty and Security Agreement shall be deemed to include each New Grantor.  The Guaranty and Security Agreement is incorporated herein by reference.

2.                                      Schedule 1, “Commercial Tort Claims”, Schedule 3, “Intellectual Property Licenses”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, “Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, and Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions” attached hereto supplement Schedule 1, Schedule 3, Schedule 5, Schedule 6, Schedule 7, Schedule 9, Schedule 10, and Schedule 11, respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.

3.                                      Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as set forth in the Guaranty and Security Agreement, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance, in each case, as is necessary to perfect or preserve Agent’s Security Interest in the Collateral of each New Grantor.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

4.                                      Each New Grantor represents and warrants to Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and requirements of reasonableness, good faith and fair dealing.

5.                                      This Joinder is a Loan Document.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.                                      The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.                                      THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER NO.    TO GUARANTY AND SECURITY AGREEMENT]

EXHIBIT A

[RESERVED]

EXHIBIT B

[RESERVED]

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of             , 20    (this “Pledged Interests Addendum”), is delivered pursuant to Section 7 of the Guaranty and Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Guaranty and Security Agreement, dated as of April 16, 2014, (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent.  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Term Loan Agreement, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent pursuant to the Guaranty and Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Guaranty and Security Agreement, each with the same force and effect as if originally named therein.

This Pledged Interests Addendum is a Loan Document.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Guaranty and Security Agreement of the undersigned are true and correct in all material respects as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

[SIGNATURE PAGE TO PLEDGED INTERESTS ADDENDUM]

SCHEDULE I

TO
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Percentage of Class Pledged	Certificate Nos.

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EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this     day of            , 20  , by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Secured Parties (as defined in the Guaranty and Security Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Term Loan Agreement  dated as of April 16, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Term Loan Agreement”) by and among FTS INTERNATIONAL, INC., a Delaware corporation (the “Borrower”) the lenders party thereto as “Lenders”, Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the Lenders are willing to make the financial accommodations to Borrower as provided for in the Term Loan Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Secured Parties, that certain Guaranty and Security Agreement, dated as of April 16, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                      DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Term Loan Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.                                      GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                                 all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)                                 all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License, and

(c)                                  all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License, in each case, to the extent that such property constitutes ABL Collateral.

3.                                      SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other Secured Parties, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                      SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.                                      AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                      COUNTERPARTS.  This Trademark Security Agreement is a Loan Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.                                      CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER,

2

AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses